THE MORTGAGE POOL

GENERAL

         The Mortgage Pool consists of conventional, one- to four-family, first and second lien fixed-rate, and first lien adjustable-rate Mortgage Loans secured by residential real properties (the "Mortgaged Properties"), and having original terms to maturity up to 30 years. The Mortgage Pool consists of two separate sub-pools ("Sub-Pool 1" and "Sub-Pool 2," respectively). Sub-Pool 1 consists of approximately 659 fixed-rate Mortgage Loans having an aggregate principal balance as of January 15, 1997 (the "Cut-off Date") of approximately $39,993,336, and Sub-Pool 2 consists of 2,356 adjustable-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $234,999,542.

         Each Mortgage Loan in Sub-Pool 1 (such Mortgage Loans, "Sub-Pool 1 Loans") is a fixed-rate mortgage loan. Each Mortgage Loan in Sub-Pool 2 (such Mortgage Loans, "Sub-Pool 2 Loans") provides for semi-annual adjustment to the mortgage rate thereon (in the case of certain of such Mortgage Loans, after an initial period of three years from the origination thereof) based on six-month London interbank offered rates for United States dollar deposits (the "Index") and for corresponding adjustments to the monthly payment amount due thereon, in each case subject to the limitations described under the heading "Sub-Pool 2" herein.

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens or second liens, in the case of the Mortgage Loans in Sub-Pool 1, or creating first liens, in the case of the Mortgage Loans in Sub-Pool 2, on residential properties consisting of detached or semi-detached, one- to four-family dwelling units, townhouses, individual condominium units and individual units in planned unit developments.

         All of the Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"), except for certain of the second lien mortgage loans in Sub-Pool 1 Loans with respect to which the Due Date is the fifteenth day of the month. Notwithstanding the foregoing, with respect to each such second lien Mortgage Loan, the Due Date will be deemed to have been the first day of the month in which each such fifteenth day occurs for purposes of all calculations and determinations hereunder, including but not limited to the determination of the principal balances of such Mortgage Loans as of the Cutoff Date and the determination of each Due Period for such Mortgage Loans. Each Mortgage Loan will contain a customary "due-on-sale" clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 53.52% of the Sub-Pool 1 Loans and approximately 42.15% of the SubPool 2 Loans, each by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within one year, two years, three years or five years, as provided in the related Mortgage Note, from the date of origination of such Mortgage Loan. The amount of the prepayment charge is as provided in the related Mortgage Note but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related

Mortgage Loan in any 12 month period, as permitted by law. The Master Servicer will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution on the Certificates.

         Approximately 0.84% of the Sub-Pool 1 Loans and approximately 0.75% of the SubPool 2 Loans were thirty days or more but less than sixty days delinquent in their monthly payments, in each case by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date.

         Approximately 2.53% of the Sub-Pool 1 Loans and approximately 4.53% of the SubPool 2 Loans, each by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date, had a Loan-to-Value Ratio at origination in excess of 80% but will not be covered by a primary mortgage insurance policy. The weighted average original Loan-to-Value Ratio of the Sub-Pool 1 Loans was approximately 68.58%, and the weighted average original Loan-to-Value Ratio of the Sub-Pool 2 Loans was approximately 72.03%. No Mortgage Loan has a Loan-to-Value Ratio at origination exceeding 90.00%.

         Approximately 21.18% of the Sub-Pool 1 Loans and approximately 16.86% of the SubPool 2 Loans, each by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date, are secured by Mortgaged Properties located in the State of California.

         Approximately 16.34% of the Sub-Pool 1 Loans, by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date, are secured by second liens on the related Mortgage Property. None of the Sub-Pool 2 Loans are secured by second liens on the related Mortgage Property.

         Approximately 28.3% of the Sub-Pool 1 Loans, by aggregate principal balance of the Mortgage Loans in such Sub-Pool as of the Cut-off Date, are balloon payment mortgage loans (each, a "Balloon Mortgage Loan"). None of the Sub-Pool 2 Loans are Balloon Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The Mortgage Loans in each Sub-Pool have the additional characteristics described below under the headings "Sub-Pool 1" or "Sub-Pool 2," as applicable.


SUB-POOL 1

         Each Mortgage Loan in Sub-Pool 1 is a fixed-rate mortgage loan. Each Sub-Pool 1 Loan had a Mortgage Rate of not less than 8.500% per annum and not more than 15.700% per annum and, as of the Cut-off Date, the weighted average Mortgage Rate was approximately 11.4896% per annum.

         The weighted average remaining term to maturity of the Sub-Pool 1 Loans is approximately 26 years and 3 months as of the Cut-off Date. None of the Sub-Pool 1 Loans have a first Due Date prior to August 1996 or after February 1997, or have a remaining term to maturity of less than 13 years and 8 months or greater than 30 years as of the Cut-off Date. The latest maturity date of the Sub-Pool 1 Loans is January 2027.

         The average principal balance of the Sub-Pool 1 Loans at origination was approximately $60,747. No Sub-Pool 1 Loan had a principal balance at origination of greater than $495,000 or less than $10,000. The average principal balance of the Sub-Pool 1 Loans as of the Cut-off Date was approximately $60,688. No Sub-Pool 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $495,000 or less than approximately $10,000.

         One Mortgage Loan in Sub-Pool 1 provides for a reduced initial Mortgage Rate, which Mortgage Rate increases by 0.75% in each of the first two years after the origination of such Mortgage Loan.

         The Sub-Pool 1 Loans have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


            PRINCIPAL BALANCES OF THE SUB-POOL 1 LOANS AT ORIGINATION


                                                                                                           % OF
                                                                                AGGREGATE                AGGREGATE
                                                              NUMBER             ORIGINAL                ORIGINAL
RANGE ($)                                                    OF LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
---------                                                    --------       ------------------       -----------------

        0.01  -50,000.00  .............................           341           $10,919,889.68              27.28%
   50,000.01 -100,000.00  .............................           232            16,262,001.00              40.62
  100,000.01 -150,000.00  .............................            61             7,377,815.00              18.43
  150,000.01 -200,000.00  .............................            15             2,537,400.00               6.34
  200,000.01 -250,000.00  .............................             5             1,116,850.00               2.79
  250,000.01 -300,000.00  .............................             2               578,500.00               1.45
  300,000.01 -350,000.00  .............................             1               325,000.00               0.81
  400,000.01 -450,000.00  .............................             1               420,000.00               1.05
  450,000.01 -500,000.00  .............................             1               495,000.00               1.24
                                                                  ---           --------------             ------
     Total                .............................           659           $40,032,455.68             100.00%
                                                                  ===           ==============             ======





                         PRINCIPAL BALANCES OF THE SUB-POOL 1 LOANS AS OF THE CUT-OFF DATE

                                                                                                            % OF
                                                                                AGGREGATE                AGGREGATE
                                                                            PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                              NUMBER        OUTSTANDING AS OF        OUTSTANDING AS OF
RANGE ($)                                                    OF LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
---------                                                    --------        ----------------         ----------------

        0.01  -50,000.00  .............................           341          $10,903,927.12                27.26%
   50,000.01 -100,000.00  .............................           233           16,350,784.01                40.88
  100,000.01 -150,000.00  .............................            60            7,272,259.79                18.18
  150,000.01 -200,000.00  .............................            15            2,532,271.95                 6.33
  200,000.01 -250,000.00  .............................             5            1,115,956.20                 2.79
  250,000.01 -300,000.00  .............................             2              578,137.04                 1.45
  300,000.01 -350,000.00  .............................             1              325,000.00                 0.81
  400,000.01 -450,000.00  .............................             1              420,000.00                 1.05
  450,000.01 -500,000.00  .............................             1              495,000.00                 1.24
                                                                  ---          --------------               ------
     Total                .............................           659          $39,993,336.11               100.00%
                                                                  ===          ==============               ======

                           MORTGAGE RATES OF THE SUB-POOL 1 LOANS AS OF THE CUT-OFF DATE

                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                         NUMBER          OUTSTANDING AS OF         OUTSTANDING AS OF
MORTGAGE RATE (%)                                       OF LOANS         THE CUT-OFF DATE          THE CUT-OFF DATE
-----------------                                       --------         ----------------          ----------------

8.500 -   8.999...................................            9            $ 1,214,537.23                  3.04%
9.000 -   9.499...................................            8              1,163,649.68                  2.91
9.500 -   9.999...................................           44              4,141,337.00                 10.36
10.000 - 10.499...................................           33              2,809,930.29                  7.03
10.500 - 10.999...................................           77              4,966,995.98                 12.42
11.000 - 11.499...................................           52              3,184,109.30                  7.96
11.500 - 11.999...................................          156              9,006,639.01                 22.52
12.000 - 12.499...................................           91              4,540,245.29                 11.35
12.500 - 12.999...................................           94              4,752,661.88                 11.88
13.000 - 13.499...................................           46              2,244,574.23                  5.61
13.500 - 13.999...................................           28              1,220,873.87                  3.05
14.000 - 14.499...................................            5                179,108.18                  0.45
14.500 - 14.999...................................           10                428,379.24                  1.07
15.000 - 15.499...................................            5                119,307.78                  0.30
15.500 - 15.999...................................            1                 20,987.15                  0.05
                                                            ---            --------------                ------
         Total....................................          659            $39,993,336.11                100.00%
                                                            ===            ==============                ======





              ORIGINAL LOAN-TO-VALUE RATIOS OF THE SUB-POOL 1 LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                    OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------                                    --------       ----------------        ----------------

Less than or equal to 25.00..............................        14        $    479,289.70                1.20%
25.01 - 30.00............................................         2              31,771.30                0.08
30.01 - 35.00............................................         6             236,842.84                0.59
35.01 - 40.00............................................        15             684,612.85                1.71
40.01 - 45.00............................................        12           1,035,198.93                2.59
45.01 - 50.00............................................        28             982,661.08                2.46
50.01 - 55.00............................................        33           1,523,822.51                3.81
55.01 - 60.00............................................        47           2,753,457.46                6.88
60.01 - 65.00............................................        90           5,657,537.64               14.15
65.01 - 70.00............................................       108           6,605,664.07               16.52
70.01 - 75.00............................................       148           9,945,553.05               24.87
75.01 - 80.00............................................       138           9,046,267.64               22.62
80.01 - 85.00............................................        13             691,026.23                1.73
85.01 - 90.00............................................         5             319,630.81                0.80
                                                                ---         --------------              ------
         Total                                                  659         $39,993,336.11              100.00%
                                                                ===         ==============              =======



         The weighted average Loan-to-Value Ratio at origination of the Sub-Pool 1 Loans was approximately 68.5811%. No Mortgage Loan in Sub-Pool 1 had a Loan-to-Value Ratio at origination greater than 90.00% or less than 11.54%.

                          SUB-POOL 1 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES


                                                                           AGGREGATE              % OF AGGREGATE
                                                                       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                     NUMBER            OUTSTANDING AS OF        OUTSTANDING AS OF
LOCATION                                            OF LOANS            THE CUT-OFF DATE         THE CUT-OFF DATE
--------                                            --------           ------------------       -----------------
Arizona.....................................              14              $ 1,064,670.50                  2.66%
California..................................             104                8,468,606.35                 21.18
Colorado....................................               8                  406,986.63                  1.02
Delaware....................................               7                  525,601.87                  1.31
District of Columbia........................               5                  378,262.54                  0.95
Florida.....................................             113                5,926,338.09                 14.82
Georgia.....................................              13                  780,698.65                  1.95
Hawaii......................................               2                  222,883.89                  0.56
Idaho.......................................               4                  336,355.23                  0.84
Illinois....................................              52                3,127,667.11                  7.82
Indiana.....................................              67                2,379,508.33                  5.95
Kentucky....................................              11                  550,769.49                  1.38
Louisiana...................................               1                   89,567.70                  0.22
Maine.......................................               2                  108,949.00                  0.27
Maryland....................................              28                1,896,590.75                  4.74
Massachusetts...............................              18                  900,023.66                  2.25
Michigan....................................              12                  511,044.48                  1.28
Minnesota...................................               4                  349,724.05                  0.87
Missouri....................................               5                  191,155.50                  0.48
Nevada......................................              15                1,155,370.73                  2.89
New Hampshire...............................               2                  150,826.15                  0.38
New York....................................              10                  902,908.83                  2.26
North Carolina..............................               4                  195,477.90                  0.49
Ohio........................................              31                1,803,001.40                  4.51
Oregon......................................              24                1,848,345.54                  4.62
Pennsylvania................................              10                  370,925.32                  0.93
Rhode Island................................               3                  159,234.51                  0.40
South Carolina..............................              2                    77,068.70                  0.19
Texas.......................................              11                  436,954.85                  1.09
Utah........................................              14                  855,276.28                  2.14
Vermont.....................................               1                   70,000.00                  0.18
Virginia....................................              25                1,502,412.98                  3.76
Washington..................................              28                1,833,164.31                  4.58
West Virginia...............................               1                   58,781.62                  0.15
Wisconsin...................................               8                  358,183.17                  0.90
                                                         ---              --------------                ------
         Total..............................             659              $39,993,336.11                100.00%
                                                         ===              ==============                ======



         The aggregate principal balance of Sub-Pool 1 Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $495,000.

                            SUB-POOL 1 PROPERTY TYPES

                                                                           AGGREGATE             % OF AGGREGATE
                                                                       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                       NUMBER          OUTSTANDING AS OF       OUTSTANDING AS OF
PROPERTY TYPE                                         OF LOANS          THE CUT-OFF DATE        THE CUT-OFF DATE
-------------                                         --------          ----------------        ----------------

High Rise Condominium Attached..................             3           $     87,075.24                0.22%
High Rise Condominium Detached..................             2                215,936.55                0.54
Single Family Detached..........................           539             31,631,189.75               79.09
Single Family Attached..........................            25              1,465,854.42                3.67
Planned Unit Development........................            29              2,511,000.18                6.28
Two-to Four-Family..............................            43              3,104,545.52                7.76
Low Rise Condominium............................            13                710,432.30                1.78
Manufactured Housing............................             5                267,302.15                0.67
                                                           ---            --------------              ------
        Total...................................           659            $39,993,336.11              100.00%
                                                           ===            ==============              ======





                           SUB-POOL 1 OCCUPANCY STATUS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                                  OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
---------                                                  --------       ----------------        ----------------

Nonowner Occupied........................................        60         $  3,484,497.94               8.71%
Owner Occupied...........................................       584           35,478,699.69              88.71
Secondary................................................        15            1,030,138.48               2.58
                                                                ---          --------------             ------
         Total...........................................       659          $39,993,336.11             100.00%
                                                                ---          ==============             ======



         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.




                         PURPOSE OF THE SUB-POOL 1 LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------       ----------------        ----------------

Purchase.................................................        62          $ 4,536,294.25              11.34%
Equity-out Refinance.....................................       540           31,335,998.31              78.35
Rate-term Refinance......................................        57            4,121,043.55              10.30
                                                                ---          --------------             ------
         Total...........................................       659          $39,993,336.11             100.00%
                                                                ===          ==============             ======

                            SUB-POOL 1 LOAN PROGRAMS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------       ----------------        ----------------

Full Documentation Program...............................  373            $21,928,152.60         54.83%
Limited Documentation Program............................  203             13,703,575.44         34.26
Stated Income Documentation Program......................   83              4,361,608.07         10.91
                                                           ---            --------------         -----
         Total...........................................  659            $39,993,336.11        100.00%
                                                           ===            ==============        ======




                           SUB-POOL 1 RISK CATEGORIES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
---------------                                            --------      ------------------      -----------------
AA.......................................................       112          $ 8,363,482.49              20.91%
A........................................................       274           17,232,495.23              43.09
B........................................................       179            9,732,377.55              24.34
C........................................................        69            3,548,822.15               8.87
CC.......................................................        25            1,116,158.69               2.79
                                                                ---          --------------             ------
         Total...........................................       659          $39,993,336.11             100.00%
                                                                ===          ==============             ======




SUB-POOL 2

         Each Mortgage Loan in Sub-Pool 2 provides for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, however, that in the case of certain of the Mortgage Loans in Sub-Pool 2, the first Adjustment Date for each such Mortgage Loan will occur after an initial period of three years from the origination thereof (each a "Delayed First Adjustment Mortgage Loan"). Approximately 42.51% of the Sub-Pool 2 Loans are Delayed First Adjustment Mortgage Loans. On each Adjustment Date for each Mortgage Loan in Sub-Pool 2, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125% (as provided in the related Mortgage
Note), of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each such Mortgage Loan generally will not increase or decrease by more than 1% per annum on any related Adjustment Date (the "Periodic Rate Cap") and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Notwithstanding the foregoing, the Sub-Pool 2 Loans that are Delayed First Adjustment Mortgage Loans have a weighted average Periodic Rate Cap of approximately 6.00% per annum for their first Adjustment Date. Effective with the first monthly payment due on each Mortgage Loan in Sub-Pool 2 after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin. None of the Mortgage Loans in SubPool 2 permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Sub-Pool 2 Loans had Mortgage Rates as of the Cut-off Date of not less than 5.80% per annum and not more than 15.60% per annum and the weighted average Mortgage Rate was approximately 9.9025% per annum. As of the Cut-off Date, the Sub-Pool 2 Loans had Gross Margins ranging from 3.52% to 8.38%, Minimum Mortgage Rates ranging from 5.80% per annum to 15.60% per annum and Maximum Mortgage Rates ranging from 11.80% per annum to 21.60% per annum. As of the Cut-off Date, the weighted average Gross Margin of the SubPool 2 Loans was approximately 5.5313%, the weighted average Minimum Mortgage Rate was approximately 9.8979% per annum and the weighted average Maximum Mortgage Rate was approximately 15.8982% per annum. The latest first Adjustment Date following the Cut-off Date on any Sub-Pool 2 Loan occurs in January 2000 and the weighted average next Adjustment Date for the Sub-Pool 2 Loans following the Cut-off Date is May 1998.

         The weighted average remaining term to maturity of the Sub-Pool 2 Loans will be approximately 29 years and 8 months as of the Cut-off Date. None of the Sub-Pool 2 Loans will have a first Due Date prior to August 1995 or after February 1997, or will have a remaining term to maturity of less than 14 years and 8 months or greater than 30 years as of the Cut-off Date.
The latest maturity date of any Sub-Pool 2 Loan is January 2027.

         The average principal balance of the Sub-Pool 2 Loans at origination was approximately $99,799. No Sub-Pool 2 Loan had a principal balance at origination of greater than $577,500 or less than $8,400. The average principal balance of the Sub-Pool 2 Loans as of the Cut-off Date was approximately $99,745. No Sub-Pool 2 Loan had a principal balance as of the Cut-off Date of greater than $577,237 or less than $8,383.

         The Sub-Pool 2 Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

            PRINCIPAL BALANCES OF THE SUB-POOL 2 LOANS AT ORIGINATION

                                                                                                  % OF
                                                       NUMBER       AGGREGATE ORIGINAL     AGGREGATE ORIGINAL
RANGE ($)                                             OF LOANS       PRINCIPAL BALANCE      PRINCIPAL BALANCE
---------                                             --------      -------------------    ------------------

        0.01 - 50,000.00..........................        493        $  18,726,816.85                7.96%
   50,000.01 -100,000.00...........................     1,001           73,868,158.00               31.42
  100,000.01 -150,000.00...........................       492           59,316,059.00               25.23
  150,000.01 -200,000.00...........................       184           31,985,009.00               13.60
  200,000.01 -250,000.00...........................        94           20,976,679.00                8.92
  250,000.01 -300,000.00...........................        50           13,918,375.00                5.92
  300,000.01 -350,000.00...........................        17            5,434,725.00                2.31
  350,000.01 -400,000.00...........................        10            3,786,800.00                1.61
  400,000.01 -450,000.00...........................         5            2,166,000.00                0.92
  450,000.01 -500,000.00...........................         8            3,833,250.00                1.63
  500,000.01 -550,000.00...........................         1              536,000.00                0.23
  550,000.01 -600,000.00...........................         1              577,500.00                0.25
                                                         -----        ---------------              ------
         Total......................................     2,356        $235,125,371.85              100.00%
                                                         =====        ===============              ======






                         PRINCIPAL BALANCES OF THE SUB-POOL 2 LOANS AS OF THE CUT-OFF DATE

                                                                         AGGREGATE           % OF AGGREGATE
                                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                       NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
RANGE ($)                                             OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
---------                                             --------       ----------------       ----------------

        0.01 - 50,000.0..........................         493         $ 18,716,989.22                7.96%
   50,000.01 -100,000.00...........................     1,001           73,827,189.45               31.42
  100,000.01 -150,000.00...........................       492           59,283,422.22               25.23
  150,000.01 -200,000.00...........................       184           31,970,617.24               13.60
  200,000.01 -250,000.00..........................         94           20,966,755.76                8.92
  250,000.01 -300,000.00..........................         50           13,909,429.11                5.92
  300,000.01 -350,000.00..........................         17            5,431,794.54                2.31
  350,000.01 -400,000.00..........................         10            3,783,963.48                1.61
  400,000.01 -450,000.00..........................          5            2,165,787.82                0.92
  450,000.01 -500,000.00..........................          8            3,830,357.11                1.63
  500,000.01 -550,000.00..........................          1              536,000.00                0.23
  550,000.01 -600,000.00..........................          1              577,236.23                0.25
                                                         -----         ---------------              ------
         Total......................................     2,356         $234,999,542.18              100.00%
                                                         =====         ===============              ======

              MORTGAGE RATES OF THE SUB-POOL 2 LOANS AT ORIGINATION

                                                                                AGGREGATE           % OF AGGREGATE
                                                                            PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                              NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                            OF LOANS        THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                                            --------        ----------------      ----------------

 5.500   -  5.999........................................         1        $     226,765.24             0.10%
 6.000   -  6.499........................................        10              995,309.92             0.42
 6.500   -  6.999........................................        35            4,098,432.74             1.74
 7.000   -  7.499........................................        44            5,458,822.04             2.32
 7.500   -  7.999........................................       105           14,957,882.80             6.37
 8.000   -  8.499........................................       123           15,941,940.95             6.78
 8.500   -  8.999........................................       205           24,320,339.82            10.35
 9.000   -  9.499........................................       202           23,368,694.05             9.94
 9.500   -  9.999........................................       379           39,608,076.48            16.85
10.000   - 10.499........................................       236           22,762,333.72             9.69
10.500   - 10.999........................................       359           34,415,299.27            14.64
11.000   - 11.499........................................       196           16,017,679.73             6.82
11.500   - 11.999........................................       206           16,463,073.67             7.01
12.000   - 12.499........................................       120            7,834,047.41             3.33
12.500   - 12.999........................................        59            3,945,195.62             1.68
13.000   - 13.499........................................        35            2,337,317.65             0.99
13.500   - 13.999........................................        18            1,018,373.95             0.43
14.000   - 14.499........................................        13              449,020.74             0.19
14.500   - 14.999........................................         6              239,491.41             0.10
15.000   - 15.499........................................         2              344,500.00             0.15
15.500   - 15.999........................................         2              196,944.97             0.08
                                                              -----         ---------------           ------
         Total...........................................     2,356         $234,999,542.18           100.00%
                                                              =====         ===============           ======





                           MORTGAGE RATES OF THE SUB-POOL 2 LOANS AS OF THE CUT-OFF DATE


                                                                                AGGREGATE           % OF AGGREGATE
                                                                            PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                              NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                            OF LOANS        THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                                            --------        ----------------      ----------------

 5.500   -  5.999........................................         1        $     226,765.24             0.10%
 6.000   -  6.499........................................        10              995,309.92             0.42
 6.500   -  6.999........................................        35            4,098,432.74             1.74
 7.000   -  7.499........................................        44            5,458,822.04             2.32
 7.500   -  7.999........................................       105           14,957,882.80             6.37
 8.000   -  8.499........................................       123           15,941,940.95             6.78
 8.500   -  8.999........................................       203           23,931,770.58            10.18
 9.000   -  9.499........................................       202           23,435,871.21             9.97
 9.500   -  9.999........................................       378           39,413,697.06            16.77
10.000   - 10.499........................................       237           22,807,665.95             9.71
10.500   - 10.999........................................       360           34,774,198.18            14.80
11.000   - 11.499........................................       197           16,129,220.09             6.86
11.500   - 11.999........................................       206           16,463,073.67             7.01
12.000   - 12.499........................................       120            7,834,073.41             3.33
12.500   - 12.999........................................        59            3,945,195.62             1.68
13.000   - 13.499........................................        35            2,337,317.65             0.99
13.500   - 13.999........................................        18            1,018,373.95             0.43
14.000   - 14.499........................................        13              449,020.74             0.19
14.500   - 14.999........................................         6              239,491.41             0.10
15.000   - 15.499........................................         2              344,500.00             0.15
15.500   - 15.999........................................         2              196,944.97             0.08
                                                              -----         ---------------           ------
         Total...........................................     2,356         $234,999,542.18           100.00%
                                                              =====         ===============           ======

              ORIGINAL LOAN-TO-VALUE RATIOS OF THE SUB-POOL 2 LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                    OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------                                    --------       ----------------        ----------------

Less than or equal to 25.00..............................        11       $     356,940.21                 0.15%
25.01-30.00..............................................        11             715,839.24                 0.30
30.01-35.00..............................................        16           1,146,225.29                 0.49
35.01-40.00..............................................        26           1,423,471.42                 0.61
40.01-45.00..............................................        35           2,825,009.15                 1.20
45.01-50.00..............................................        59           5,096,281.48                 2.17
50.01-55.00..............................................        67           5,688,345.32                 2.42
55.01-60.00..............................................       130          10,155,796.93                 4.32
60.01-65.00..............................................       321          27,632,509.09                11.76
65.01-70.00..............................................       363          35,923,307.04                15.29
70.01-75.00..............................................       543          55,128,594.94                23.46
75.01-80.00..............................................       681          78,251,012.20                33.30
80.01-85.00..............................................        27           2,952,931.97                 1.26
85.01-90.00..............................................        66           7,703,277.90                 3.28
                                                              -----        ---------------               ------
         Total...........................................     2,356        $234,999,542.18               100.00%
                                                              =====        ===============               ======



         The weighted average Loan-to-Value Ratio at origination of the Sub-Pool 2 Loans was approximately 72.0269%. No Mortgage Loan in Sub-Pool 2 had a Loan-to-Value Ratio at origination greater than 90.00% or less than 12.12%.

                          SUB-POOL 2 GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                                   OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
--------                                                   --------       ----------------        ----------------

Arizona..................................................        70       $   7,914,499.00                 3.37%
Arkansas.................................................         3             338,482.34                 0.14
California...............................................       276          39,614,182.22                16.86
Colorado.................................................        38           3,529,917.07                 1.50
Connecticut..............................................        71           7,581,828.11                 3.23
Delaware.................................................         6             534,914.35                 0.23
District of Columbia.....................................        24           2,309,304.41                 0.98
Florida..................................................       165          13,779,438.39                 5.86
Georgia..................................................        62           6,032,797.49                 2.57
Hawaii...................................................         3             730,746.98                 0.31
Idaho....................................................        14             938,088.05                 0.40
Illinois.................................................       214          19,611,445.44                 8.35
Indiana..................................................        52           3,139,470.46                 1.34
Iowa.....................................................         1              41,587.97                 0.02
Kansas...................................................         1              85,800.00                 0.04
Kentucky.................................................        33           2,356,472.79                 1.00
Maine....................................................        27           2,152,338.94                 0.92
Maryland.................................................        60           6,478,455.29                 2.76
Massachusetts............................................       170          18,881,323.92                 8.03
Michigan.................................................       111           7,822,748.74                 3.33
Minnesota................................................        20           1,684,821.04                 0.72
Missouri.................................................        59           3,295,288.56                 1.40
Nevada...................................................        67           8,773,956.82                 3.73
New Hampshire............................................        34           2,872,567.02                 1.22
New Jersey...............................................         1              95,760.44                 0.04
New Mexico...............................................        16           1,451,234.32                 0.62
New York.................................................        34           3,563,855.67                 1.52
North Carolina...........................................        34           2,327,728.91                 0.99
Ohio.....................................................        77           5,826,465.98                 2.48
Oklahoma.................................................         3             186,975.14                 0.08
Oregon...................................................        92           9,527,031.02                 4.05
Pennsylvania.............................................        61           5,706,150.67                 2.43
Rhode Island.............................................        68           6,831,528.35                 2.91
South Carolina...........................................        22           1,758,032.05                 0.75
Tennessee................................................         2             110,933.48                 0.05
Texas....................................................        64           6,004,325.18                 2.56
Utah.....................................................        46           4,490,560.73                 1.91
Virginia.................................................        94          10,600,981.19                 4.51
Washington...............................................       108          12,391,506.87                 5.27
West Virginia............................................         1              43,960.08                 0.02
Wisconsin................................................        52           3,582,036.70                 1.52
                                                              -----        ---------------               ------
         Total...........................................     2,356        $234,999,542.18               100.00%
                                                              =====        ===============               ======



         The aggregate principal balance of Sub-Pool 2 Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $847,503.

                 MAXIMUM MORTGAGE RATES OF THE SUB-POOL 2 LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
    MAXIMUM                                                 NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------      ----------------        ----------------

11.500-11.999...........................................          1      $     226,765.24                  0.10%
12.000-12.499...........................................         10            995,309.92                  0.42
12.500-12.999...........................................         35          4,098,432.74                  1.74
13.000-13.499...........................................         44          5,458,822.04                  2.32
13.500-13.999...........................................        105         14,957,882.80                  6.37
14.000-14.499...........................................        123         15,941,940.95                  6.78
14.500-14.999...........................................        205         24,320,339.82                 10.35
15.000-15.499...........................................        202         23,368,694.05                  9.94
15.500-15.999...........................................        379         39,608,076.48                 16.85
16.000-16.499...........................................        236         22,762,333.72                  9.69
16.500-16.999...........................................        359         34,415,299.27                 14.64
17.000-17.499...........................................        196         16,017,679.73                  6.82
17.500-17.999...........................................        206         16,463,073.67                  7.01
18.000-18.499...........................................        120          7,834,047.41                  3.33
18.500-18.999...........................................         59          3,945,195.62                  1.68
19.000-19.499...........................................         35          2,337,317.65                  0.99
19.500-19.999...........................................         18          1,018,373.95                  0.43
20.000-20.499...........................................         13            449,020.74                  0.19
20.500-20.999...........................................          6            239,491.41                  0.10
21.000-21.499...........................................          2            344,500.00                  0.15
21.500-21.999...........................................          2            196,944.97                  0.08
                                                              -----       ---------------                ------
         Total..........................................      2,356       $234,999,542.18                100.00%
                                                              =====       ===============                ======





                 MINIMUM MORTGAGE RATES OF THE SUB-POOL 2 LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
    MINIMUM                                                 NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------                                          --------      ----------------        ----------------

 5.500 -5.999...........................................          1      $     226,765.24                  0.10%
 6.000 -6.499...........................................         10            995,309.92                  0.42
 6.500 -6.999...........................................         35          4,098,432.74                  1.74
 7.000 -7.499...........................................         44          5,458,822.04                  2.32
 7.500 -7.999...........................................        105         14,957,882.80                  6.37
 8.000 -8.499...........................................        123         15,941,940.95                  6.78
 8.500 -8.999...........................................        205         24,320,339.82                 10.35
 9.000 -9.499...........................................        202         23,368,694.05                  9.94
 9.500 -9.999...........................................        379         39,608,076.48                 16.85
10.000 -10.499..........................................        236         22,762,333.72                  9.69
10.500 -10.999..........................................        359         34,415,299.27                 14.64
11.000 -11.499..........................................        196         16,017,679.73                  6.82
11.500 -11.999..........................................        207         16,522,109.71                  7.03
12.000 -12.499..........................................        120          7,834,047.41                  3.33
12.500 -12.999..........................................         58          3,886,159.58                  1.65
13.000 -13.499..........................................         35          2,337,317.65                  0.99
13.500 -13.999..........................................         18          1,018,373.95                  0.43
14.000 -14.499..........................................         13            449,020.74                  0.19
14.500 -14.999..........................................          6            239,491.41                  0.10
15.000 -15.499..........................................          2            344,500.00                  0.15
15.500 -15.999..........................................          2            196,944.97                  0.08
                                                              -----       ---------------                ------
         Total..........................................      2,356       $234,999,542.18                100.00%
                                                              =====       ===============                ======

                      GROSS MARGINS OF THE SUB-POOL 2 LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
GROSS MARGIN (%)                                           OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
----------------                                           --------      ----------------        ----------------

3.500-3.749.............................................          1      $     112,509.39                  0.05%
4.250-4.499.............................................         92          8,845,914.81                  3.76
4.500-4.749.............................................         87         11,248,407.85                  4.79
4.750-4.999.............................................        300         27,569,623.91                 11.73
5.000-5.249.............................................        226         23,754,899.70                 10.11
5.250-5.499.............................................        335         33,962,806.80                 14.45
5.500-5.749.............................................        432         45,244,111.09                 19.25
5.750-5.999.............................................        321         34,302,350.15                 14.60
6.000-6.249.............................................        123         11,625,661.28                  4.95
6.250-6.499.............................................        169         15,908,807.14                  6.77
6.500-6.749.............................................        139         10,701,198.52                  4.55
6.750-6.999.............................................         53          4,300,591.91                  1.83
7.000-7.249.............................................         39          3,652,035.23                  1.55
7.250-7.499.............................................         12          1,167,489.54                  0.50
7.500-7.749.............................................         19          1,778,547.92                  0.76
7.750-7.999.............................................          5            256,775.26                  0.11
8.000-8.249.............................................          1            229,884.94                  0.10
8.250-8.499.............................................          2            337,926.74                  0.14
                                                              -----       ---------------                ------
         Total..........................................      2,356       $234,999,542.18                100.00%
                                                              =====       ===============                ======



         The weighted average Gross Margin of the Sub-Pool 2 Loans as of the Cut-off Date was approximately 5.5313%.




                 NEXT ADJUSTMENT DATES FOR THE SUB-POOL 2 LOANS

                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF       OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                              OF LOANS      THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------------                              --------      ----------------        ----------------

January 1997............................................          2       $      257,910.15                0.11%
February 1997...........................................          4              435,350.83                0.19
March 1997..............................................         22            2,711,453.49                1.15
April 1997..............................................        233           27,615,912.93               11.75
May 1997................................................        450           50,578,902.11               21.52
June 1997...............................................        419           47,856,334.96               20.36
July 1997...............................................         60            5,641,948.00                2.40
December 1998...........................................          2              168,750.00                0.07
March 1999..............................................          1              234,061.92                0.10
June 1999...............................................          2              147,924.96                0.06
July 1999...............................................          1              133,726.17                0.06
August 1999.............................................          4              513,866.53                0.22
September 1999..........................................         14            1,463,525.37                0.62
October 1999............................................        289           24,390,765.13               10.38
November 1999...........................................        406           33,645,147.99               14.32
December 1999...........................................        373           31,677,959.64               13.48
January 2000............................................         74            7,526,002.00                3.20
                                                              -----         ---------------              ------
         Total..........................................      2,356         $234,999,542.18              100.00%
                                                              =====         ===============              ======

                            SUB-POOL 2 PROPERTY TYPES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                                              OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
-------------                                              --------       ----------------        ----------------

High Rise Condominium Attached...........................         9       $     837,107.99                  0.36%
High Rise Condominium Detached...........................         6             467,572.12                  0.20
Single Family Detached...................................     1,819         180,909,771.81                 76.98
Single Family Attached...................................        63           4,685,000.15                  1.99
Planned Unit Development.................................       143          21,854,875.03                  9.30
Two-to Four-Family.......................................       182          16,225,118.78                  6.90
Low Rise Condominium.....................................       113           8,407,615.14                  3.58
Manufactured Housing.....................................        21           1,612,481.16                  0.69
                                                              -----        ---------------                ------
         Total...........................................     2,356        $234,999,542.18                100.00%
                                                              =====        ===============                ======





                           SUB-POOL 2 OCCUPANCY STATUS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                                  OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
---------                                                  --------       ----------------        ----------------

Nonowner Occupied........................................       230        $ 16,827,111.73                 7.16%
Owner Occupied...........................................     2,060         210,659,145.25                89.64
Secondary................................................        66           7,513,285.20                 3.20
                                                              -----        ---------------               ------
         Total...........................................     2,356        $234,999,542.18               100.00%
                                                              =====        ===============               ======



         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.




                         PURPOSE OF THE SUB-POOL 2 LOANS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------       ----------------        ----------------

Purchase.................................................       739        $ 74,957,049.10                31.90%
Equity-out Refinance.....................................     1,358         132,987,785.80                56.59
Rate-term Refinance......................................       259          27,054,707.28                11.51
                                                              -----        ---------------               ------
         Total...........................................     2,356        $234,999,542.18               100.00%
                                                              =====        ===============               ======

                            SUB-POOL 2 LOAN PROGRAMS

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
------------                                               --------       ----------------        ----------------

Full Documentation Program...............................  1,267          $120,914,916.06         51.45%
Limited Documentation Program............................    818            89,563,980.01         38.11
Stated Income Documentation Program......................    271            24,520,646.11         10.43
                                                           -----          ---------------         -----
         Total...........................................  2,356          $234,999.542.18        100.00%





                           SUB-POOL 2 RISK CATEGORIES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                                            OF LOANS       THE CUT-OFF DATE        THE CUT-OFF DATE
---------------                                            --------       ----------------        ----------------

A........................................................       954        $104,093,596.43                44.30%
AA.......................................................       340          38,748,852.06                16.49
B........................................................       652          59,815,585.82                25.45
C........................................................       261          20,151,857.28                 8.58
CC.......................................................       149          12,189,650.59                 5.19
                                                              -----        ---------------               ------
         Total...........................................     2,356        $234,999,542.18               100.00%
                                                              =====        ===============               ======